Exhibit 99.2

Supplemental Financial Information October 30, 2017

Supplemental Financial Information For the quarter ended September 30, 2017 October 30, 2017

Supplemental Financial Information October 30, 2017

Supplemental Financial Information October 30, 2017

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2017	54
Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2016	55
Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2017/2016 Footnotes	56

Supplemental Financial Information October 30, 2017

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information October 30, 2017

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that as of October 30, 2017 has interests in 27 hotels comprised of 13,202 rooms. Sunstone’s hotels are primarily in the urban and resort upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of long-term relevant lodging real estate. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information October 30, 2017

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of October 30, 2017, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information October 30, 2017

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel  Adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information October 30, 2017

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Noncash ground rent: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the Financial Accounting Standards Board’s (“FASB”) definition of a business in accordance with the Business Combinations Topic of the Accounting Standards Codification are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•	Noncontrolling interest: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.
•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; uninsured losses; and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information October 30, 2017

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We have determined that both of these leases are capital leases, and, therefore, we include a portion of the capital lease payments each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels.  We  also exclude the effect of gains and losses on the disposition of depreciable assets and any impairments on our assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and capital lease obligations, as well as changes to deferred tax assets or valuation allowances,  and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

In presenting hotel Adjusted EBITDA and hotel Adjusted EBITDA margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDA results in a more accurate presentation of the hotel Adjusted EBITDA margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page  14 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  15 of this supplemental package.

Our 26 Hotel Comparable Portfolio is comprised of all 27 hotels we owned as of September 30, 2017, excluding the Oceans Edge Hotel & Marina as the newly-developed hotel was not open until January 2017.  We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

Our 27 Hotel Pro Forma Portfolio is comprised of the 26 Hotel Comparable Portfolio, as well as both our results and the prior owner’s results for the Oceans Edge Hotel & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. Previously disclosed prior ownership information has been updated to reflect what we believe are more accurate results generated by the marina. We caution you not to place undue reliance on the prior ownership information.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 9

Supplemental Financial Information October 30, 2017

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information October 30, 2017

Condensed Consolidated Balance Sheets
Q3 2017 – Q3 2016

(In thousands)	September 30, 2017 (1)	June 30, 2017 (2)	March 31, 2017 (3)	December 31, 2016 (4)	September 30, 2016 (5)
Assets
Investment in hotel properties:
Land	$623,493	$529,401	$531,660	$531,660	$542,660
Buildings & improvements	3,195,726	3,163,757	3,174,081	3,135,806	3,168,291
Furniture, fixtures, & equipment	502,775	522,623	522,806	512,372	510,347
Other	89,021	84,544	98,636	115,485	164,893
	4,411,015	4,300,325	4,327,183	4,295,323	4,386,191
Less accumulated depreciation & amortization	(1,175,962)	(1,195,356)	(1,177,711)	(1,137,104)	(1,151,377)
	3,235,053	3,104,969	3,149,472	3,158,219	3,234,814

Other noncurrent assets, net	24,787	16,876	12,032	13,391	11,684

Current assets:
Cash and cash equivalents	466,519	597,318	441,830	369,537	367,117
Restricted cash	71,546	66,415	64,414	67,923	67,248
Other current assets, net	56,592	56,371	64,733	51,051	58,598
Assets held for sale, net	—	—	—	79,113	—
Total assets	$3,854,497	$3,841,949	$3,732,481	$3,739,234	$3,739,461

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information October 30, 2017

Condensed Consolidated Balance Sheets
Q3 2017– Q3 2016 (cont.)

(In thousands)	September 30, 2017 (1)	June 30, 2017 (2)	March 31, 2017 (3)	December 31, 2016 (4)	September 30, 2016 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$9,161	$9,023	$8,898	$184,929	$251,276
Other current liabilities	115,825	109,989	111,419	220,722	117,911
Liabilities of assets held for sale	—	—	—	3,153	—
Total current liabilities	124,986	119,012	120,317	408,804	369,187

Notes payable, less current portion, net	977,634	980,066	982,460	746,374	748,767
Capital lease obligations, less current portion	26,756	15,574	15,574	15,574	15,574
Other liabilities	29,774	36,631	36,917	36,650	42,677
Total liabilities	1,159,150	1,151,283	1,155,268	1,207,402	1,176,205

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,253	2,252	2,204	2,201	2,165

Additional paid in capital	2,677,251	2,672,216	2,594,724	2,596,620	2,540,782
Retained earnings	912,881	897,968	848,736	786,901	753,725
Cumulative dividends and distributions	(1,136,119)	(1,121,645)	(1,107,180)	(1,092,952)	(973,105)
Total stockholders' equity	2,646,266	2,640,791	2,528,484	2,482,770	2,513,567
Noncontrolling interest in consolidated joint venture	49,081	49,875	48,729	49,062	49,689
Total equity	2,695,347	2,690,666	2,577,213	2,531,832	2,563,256
Total liabilities and equity	$3,854,497	$3,841,949	$3,732,481	$3,739,234	$3,739,461

(1)	As presented on Form 10-Q to be filed in November 2017.
(2)	As presented on Form 10-Q filed on August 3, 2017.
(3)	As presented on Form 10-Q filed on May 4, 2017.
(4)	As presented on Form 10-K filed on February 23, 2017.
(5)	As presented on Form 10-Q filed November 2, 2016.

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information October 30, 2017

Consolidated Statements of Operations
Q3 and YTD 2017/2016

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2017	2016	2017	2016
Revenues
Room	$215,768	$217,672	$629,788	$629,145
Food and beverage	68,821	68,899	222,943	221,431
Other operating	19,320	16,733	50,717	49,180
Total revenues	303,909	303,304	903,448	899,756
Operating expenses
Room	54,433	54,624	160,282	160,185
Food and beverage	49,262	49,174	150,768	154,042
Other operating	4,256	4,328	12,120	12,516
Advertising and promotion	14,953	15,015	44,810	45,285
Repairs and maintenance	12,882	10,876	34,645	33,139
Utilities	8,331	8,252	22,844	23,114
Franchise costs	9,431	9,408	27,367	27,402
Property tax, ground lease and insurance	21,399	20,944	63,477	61,941
Other property-level expenses	34,511	35,003	105,015	107,698
Corporate overhead	7,233	6,392	21,585	19,918
Depreciation and amortization	39,719	40,442	120,051	121,169
Impairment loss	34,427	—	34,427	—
Total operating expenses	290,837	254,458	797,391	766,409
Operating income	13,072	48,846	106,057	133,347
Interest and other income	1,027	283	2,597	1,127
Interest expense	(17,008)	(11,136)	(41,341)	(47,018)
Loss on extinguishment of debt	—	—	(4)	(259)
Gain on sale of assets	—	—	45,474	18,223
(Loss) income before income taxes and discontinued operations	(2,909)	37,993	112,783	105,420
Income tax benefit	12,991	1,434	12,541	959
Income from continuing operations	10,082	39,427	125,324	106,379
Income from discontinued operations	7,000	—	7,000	—
Net income	17,082	39,427	132,324	106,379
Income from consolidated joint venture attributable to noncontrolling interest	(2,169)	(2,053)	(6,344)	(5,358)
Preferred stock dividends and redemption charge	(3,208)	(3,207)	(9,622)	(12,756)
Income attributable to common stockholders	$11,705	$34,167	$116,358	$88,265

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.02	$0.16	$0.49	$0.41
Income from discontinued operations	0.03	—	0.03	—
Basic and diluted income attributable to common stockholders per common share	$0.05	$0.16	$0.52	$0.41

Basic and diluted weighted average common shares outstanding	224,142	215,413	221,140	214,565

Distributions declared per common share	$0.05	$0.05	$0.15	$0.15

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information October 30, 2017

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 and YTD 2017/2016

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2017	2016	2017	2016
Net income	$17,082	$39,427	$132,324	$106,379
Operations held for investment:
Depreciation and amortization	39,719	40,442	120,051	121,169
Amortization of lease intangibles	63	62	189	189
Interest expense	17,008	11,136	41,341	47,018
Income tax benefit	(12,991)	(1,434)	(12,541)	(959)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,169)	(2,053)	(6,344)	(5,358)
Depreciation and amortization	(660)	(872)	(2,147)	(2,607)
Interest expense	(523)	(424)	(1,468)	(1,251)
EBITDA	57,529	86,284	271,405	264,580

Operations held for investment:
Amortization of deferred stock compensation	1,848	1,539	6,188	5,616
Amortization of favorable and unfavorable contracts, net	20	327	215	342
Noncash ground rent	(281)	465	(841)	1,413
Capital lease obligation interest - cash ground rent	(575)	(351)	(1,277)	(1,053)
Loss (gain) on sale of assets, net	14	8	(45,736)	(18,226)
Loss on extinguishment of debt	—	—	4	259
Impairment loss	34,427	—	34,427	—
Hurricane-related uninsured losses	1,649	—	1,649	—
Closing costs - completed acquisition	355	—	729	—
Prior year property tax adjustments, net	(448)	(239)	(549)	(4,279)
Property-level restructuring, severance and management transition costs	—	18	—	1,578
Lease termination costs	—	—	—	1,000
Noncontrolling interest:
Noncash ground rent	72	(113)	217	(338)
Discontinued operations:
Gain on sale of assets	(7,000)	—	(7,000)	—
	30,081	1,654	(11,974)	(13,688)
Adjusted EBITDA	$87,610	$87,938	$259,431	$250,892

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information October 30, 2017

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q3 and YTD 2017/2016

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2017	2016	2017	2016
Net income	$17,082	$39,427	$132,324	$106,379
Preferred stock dividends and redemption charge	(3,208)	(3,207)	(9,622)	(12,756)
Operations held for investment:
Real estate depreciation and amortization	39,611	40,296	119,691	120,715
Amortization of lease intangibles	63	62	189	189
Loss (gain) on sale of assets, net	14	8	(45,736)	(18,226)
Impairment loss	34,427	—	34,427	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,169)	(2,053)	(6,344)	(5,358)
Real estate depreciation and amortization	(660)	(872)	(2,147)	(2,607)
Discontinued operations:
Gain on sale of assets	(7,000)	—	(7,000)	—
FFO attributable to common stockholders	78,160	73,661	215,782	188,336

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	20	327	215	342
Noncash ground rent	(281)	465	(841)	1,413
Noncash interest on derivatives and capital lease obligations, net	4,534	(1,374)	4,883	7,810
Loss on extinguishment of debt	—	—	4	259
Hurricane-related uninsured losses	1,649	—	1,649	—
Closing costs - completed acquisition	355	—	729	—
Prior year property tax adjustments, net	(448)	(239)	(549)	(4,279)
Property-level restructuring, severance and management transition costs	—	18	—	1,578
Lease termination costs	—	—	—	1,000
Noncash income tax benefit	(13,628)	(1,596)	(13,628)	(1,596)
Preferred stock redemption charge	—	—	—	4,052
Noncontrolling interest:
Noncash ground rent	72	(113)	217	(338)
Noncash interest related to loss on derivative	(1)	—	(5)	—
	(7,728)	(2,512)	(7,326)	10,241
Adjusted FFO attributable to common stockholders	$70,432	$71,149	$208,456	$198,577
FFO attributable to common stockholders per diluted share	$0.35	$0.34	$0.97	$0.88
Adjusted FFO attributable to common stockholders per diluted share	$0.31	$0.33	$0.94	$0.92

Basic weighted average shares outstanding	224,142	215,413	221,140	214,565
Shares associated with unvested restricted stock awards	428	288	329	165
Diluted weighted average shares outstanding	224,570	215,701	221,469	214,730

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information October 30, 2017

Pro Forma Consolidated Statements of Operations
Q3 2017 – Q4 2016,  FY 2016

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	September 30,	June 30,	March 31,	December 31,	December 31,
	2017	2017	2017	2016	2016
Revenues
Room	$216,590	$225,901	$187,451	$189,257	$792,892
Food and beverage	68,951	78,730	73,925	70,253	280,969
Other operating	19,511	17,047	14,610	20,608	67,363
Total revenues	305,052	321,678	275,986	280,118	1,141,224

Operating Expenses
Room	54,675	55,096	50,857	49,883	203,276
Food and beverage	49,371	51,058	49,629	47,913	194,344
Other expenses	106,177	104,099	99,943	99,011	396,032
Corporate overhead	7,233	7,573	6,779	6,073	25,991
Depreciation and amortization	39,719	40,080	41,016	40,276	156,253
Impairment loss	34,427	—	—	—	—
Total operating expenses	291,602	257,906	248,224	243,156	975,896

Operating Income	13,450	63,772	27,762	36,962	165,328

Interest and other income	1,027	849	721	673	1,800
Interest expense	(17,008)	(13,084)	(11,249)	(3,265)	(50,283)
Loss on extinguishment of debt	—	—	(4)	(25)	(284)
Gain on sale of assets	—	—	—	190	190
(Loss) income before income taxes and discontinued operations	(2,531)	51,537	17,230	34,535	116,751
Income tax benefit (provision)	12,991	(242)	(208)	(343)	616
Income from continuing operations	10,460	51,295	17,022	34,192	117,367
Income from discontinued operations	7,000	—	—	—	—
Net Income	$17,460	$51,295	$17,022	$34,192	$117,367

Adjusted EBITDA (2)	$87,988	$103,887	$67,247	$77,443	$318,162

(1)

Includes the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, which includes all 27 hotels owned by the Company as of September 30, 2017. Excludes the Company's ownership results for the Marriott Park City, Fairmont Newport Beach and Sheraton Cerritos due to their sales in June 2017, February 2017 and May 2016, respectively.

(2)

The Adjusted EBITDA reconciliations for the three months ended March 31, 2017, June 30, 2017, and September 30, 2017 can be found on pages 17,  20 and 23 of this supplemental package, respectively.  The Adjusted EBITDA reconciliation for the year ended December 31, 2016 can be found in the supplemental package furnished on Form 8-K to the SEC on August 1, 2017.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q1 2017

	Three Months Ended March 31, 2017
		Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Park City (3)	Hotel & Marina (4)	Stock (5)	Forma (6)

Net income	$63,827	$(45,304)	$(1,947)	$446	$—	$17,022
Operations held for investment:
Depreciation and amortization	40,807	—	(523)	732	—	41,016
Amortization of lease intangibles	63	—	—	—	—	63
Interest expense	11,249	—	—	—	—	11,249
Income tax provision	208	—	—	—	—	208
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,992)	—	—	—	—	(1,992)
Depreciation and amortization	(875)	—	—	—	—	(875)
Interest expense	(457)	—	—	—	—	(457)
EBITDA	112,830	(45,304)	(2,470)	1,178	—	66,234

Operations held for investment:
Amortization of deferred stock compensation	1,749	—	—	—	—	1,749
Amortization of favorable and unfavorable contracts, net	99	—	—	—	—	99
Noncash ground rent	(275)	—	—	—	—	(275)
Capital lease obligation interest - cash ground rent	(351)	—	—	—	—	(351)
Gain on sale of assets, net	(44,570)	44,285	—	—	—	(285)
Loss on extinguishment of debt	4	—	—	—	—	4
Noncontrolling interest:
Noncash ground rent	72	—	—	—	—	72
	(43,272)	44,285	—	—	—	1,013

Adjusted EBITDA	$69,558	$(1,019)	$(2,470)	$1,178	$—	$67,247

*Footnotes on page 19

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2017

	Three Months Ended March 31, 2017
		Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Hotel & Marina (4)	Stock (5)	Forma (6)

Net income	$63,827	$(45,304)	$(1,947)	$446	$—	$17,022
Preferred stock dividends	(3,207)	—	—	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	40,678	—	(523)	732	—	40,887
Amortization of lease intangibles	63	—	—	—	—	63
Gain on sale of assets, net	(44,570)	44,285	—	—	—	(285)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,992)	—	—	—	—	(1,992)
Real estate depreciation and amortization	(875)	—	—	—	—	(875)
FFO attributable to common stockholders	53,924	(1,019)	(2,470)	1,178	—	51,613

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	99	—	—	—	—	99
Noncash ground rent	(275)	—	—	—	—	(275)
Noncash interest related to gain on derivatives, net	(657)	—	—	—	—	(657)
Loss on extinguishment of debt	4	—	—	—	—	4
Noncontrolling interest:
Noncash ground rent	72	—	—	—	—	72
Noncash interest related to loss on derivative	(4)	—	—	—	—	(4)
	(761)	—	—	—	—	(761)

Adjusted FFO attributable to common stockholders	$53,163	$(1,019)	$(2,470)	$1,178	$—	$50,852

FFO attributable to common stockholders per diluted share	$0.25					$0.23

Adjusted FFO attributable to common stockholders per diluted share	$0.24					$0.23

Basic weighted average shares outstanding	219,093				4,877	223,970
Shares associated with unvested restricted stock awards	262				—	262
Diluted weighted average shares outstanding	219,355				4,877	224,232

*Footnotes on page 19

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
Q1 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of March 31, 2017, as well as results for the Fairmont Newport Beach prior to its disposition in February 2017.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(5)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(6)	Pro Forma represents the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 2017

	Three Months Ended June 30, 2017
		Disposition:	Acquisition:	Issuance:
		Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Park City (2)	Hotel & Marina (3)	Stock (4)	Forma (5)

Net income	$51,415	$(689)	$569	$—	$51,295
Operations held for investment:
Depreciation and amortization	39,525	(176)	731	—	40,080
Amortization of lease intangibles	63	—	—	—	63
Interest expense	13,084	—	—	—	13,084
Income tax provision	242	—	—	—	242
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	—	—	—	(2,183)
Depreciation and amortization	(612)	—	—	—	(612)
Interest expense	(488)	—	—	—	(488)
EBITDA	101,046	(865)	1,300	—	101,481

Operations held for investment:
Amortization of deferred stock compensation	2,591	—	—	—	2,591
Amortization of favorable and unfavorable contracts, net	96	—	—	—	96
Noncash ground rent	(285)	—	—	—	(285)
Capital lease obligation interest - cash ground rent	(351)	—	—	—	(351)
Gain on sale of assets, net	(1,180)	1,189	—	—	9
Closing costs - completed acquisition	374	—	—	—	374
Prior year property tax adjustments, net	(101)	—	—	—	(101)
Noncontrolling interest:
Noncash ground rent	73	—	—	—	73
	1,217	1,189	—	—	2,406

Adjusted EBITDA	$102,263	$324	$1,300	$—	$103,887

*Footnotes on page 22

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2017

	Three Months Ended June 30, 2017
		Disposition:	Acquisition:	Issuance:
		Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Park City (2)	Hotel & Marina (3)	Stock (4)	Forma (5)

Net income	$51,415	$(689)	$569	$—	$51,295
Preferred stock dividends	(3,207)	—	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	39,402	(176)	731	—	39,957
Amortization of lease intangibles	63	—	—	—	63
Gain on sale of assets, net	(1,180)	1,189	—	—	9
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,183)	—	—	—	(2,183)
Real estate depreciation and amortization	(612)	—	—	—	(612)
FFO attributable to common stockholders	83,698	324	1,300	—	85,322

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	96	—	—	—	96
Noncash ground rent	(285)	—	—	—	(285)
Noncash interest related to loss on derivatives, net	1,006	—	—	—	1,006
Closing costs - completed acquisition	374	—	—	—	374
Prior year property tax adjustments, net	(101)	—	—	—	(101)
Noncontrolling interest:
Noncash ground rent	73	—	—	—	73
	1,163	—	—	—	1,163

Adjusted FFO attributable to common stockholders	$84,861	$324	$1,300	$—	$86,485

FFO attributable to common stockholders per diluted share	$0.38				$0.38

Adjusted FFO attributable to common stockholders per diluted share	$0.38				$0.39

Basic weighted average shares outstanding	220,130			4,002	224,132
Shares associated with unvested restricted stock awards	291			—	291
Diluted weighted average shares outstanding	220,421			4,002	224,423

*Footnotes on page 22

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
Q2 2017 Footnotes

(1)	Actual represents the Company's ownership results for all 26 hotels owned by the Company as of June 30, 2017, as well as results for the Marriott Park City prior to its disposition in June 2017.
(2)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(3)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(4)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(5)	Pro Forma represents the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 2017

	Three Months Ended September 30, 2017
		Acquisition:
		Oceans Edge	Pro
(In thousands)	Actual (1)	Hotel & Marina (2)	Forma (3)

Net income	$17,082	$378	$17,460
Operations held for investment:
Depreciation and amortization	39,719	—	39,719
Amortization of lease intangibles	63	—	63
Interest expense	17,008	—	17,008
Income tax benefit	(12,991)	—	(12,991)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,169)	—	(2,169)
Depreciation and amortization	(660)	—	(660)
Interest expense	(523)	—	(523)
EBITDA	57,529	378	57,907

Operations held for investment:
Amortization of deferred stock compensation	1,848	—	1,848
Amortization of favorable and unfavorable contracts, net	20	—	20
Noncash ground rent	(281)	—	(281)
Capital lease obligation interest - cash ground rent	(575)	—	(575)
Loss on sale of assets, net	14	—	14
Impairment loss	34,427	—	34,427
Hurricane-related uninsured losses	1,649	—	1,649
Closing costs - completed acquisition	355	—	355
Prior year property tax adjustments, net	(448)	—	(448)
Noncontrolling interest:
Noncash ground rent	72	—	72
Discontinued operations:
Gain on sale of assets	(7,000)	—	(7,000)
	30,081	—	30,081

Adjusted EBITDA	$87,610	$378	$87,988

*Footnotes on page 25

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 2017

	Three Months Ended September 30, 2017
		Acquisition:
		Oceans Edge	Pro
(In thousands, except per share amounts)	Actual (1)	Hotel & Marina (2)	Forma (3)

Net income	$17,082	$378	$17,460
Preferred stock dividends	(3,208)	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	39,611	—	39,611
Amortization of lease intangibles	63	—	63
Loss on sale of assets, net	14	—	14
Impairment loss	34,427	—	34,427
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,169)	—	(2,169)
Real estate depreciation and amortization	(660)	—	(660)
Discontinued operations:
Gain on sale of assets	(7,000)	—	(7,000)
FFO attributable to common stockholders	78,160	378	78,538

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	20	—	20
Noncash ground rent	(281)	—	(281)
Noncash interest on derivatives and capital lease obligations, net	4,534	—	4,534
Hurricane-related uninsured losses	1,649	—	1,649
Closing costs - completed acquisition	355	—	355
Prior year property tax adjustments, net	(448)	—	(448)
Noncash income tax benefit	(13,628)	—	(13,628)
Noncontrolling interest:
Noncash ground rent	72	—	72
Noncash interest related to loss on derivative	(1)	—	(1)
	(7,728)	—	(7,728)

Adjusted FFO attributable to common stockholders	$70,432	$378	$70,810

FFO attributable to common stockholders per diluted share	$0.35		$0.35

Adjusted FFO attributable to common stockholders per diluted share	$0.31		$0.32

Basic weighted average shares outstanding	224,142		224,142
Shares associated with unvested restricted stock awards	428		428
Diluted weighted average shares outstanding	224,570		224,570

*Footnotes on page 25

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
Q3 2017 Footnotes

(1)	Actual represents the Company's ownership results for all 27 hotels owned by the Company as of September 30, 2017.
(2)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017.
(3)	Pro Forma represents the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio.

CORPORATE FINANCIAL INFORMATION	Page 25

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA

Q3 YTD 2017

	Nine Months Ended September 30, 2017
		Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Park City (3)	Hotel & Marina (4)	Stock (5)	Forma (6)

Net income	$132,324	$(45,304)	$(2,636)	$1,393	$—	$85,777
Operations held for investment:
Depreciation and amortization	120,051	—	(699)	1,463	—	120,815
Amortization of lease intangibles	189	—	—	—	—	189
Interest expense	41,341	—	—	—	—	41,341
Income tax benefit	(12,541)	—	—	—	—	(12,541)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,344)	—	—	—	—	(6,344)
Depreciation and amortization	(2,147)	—	—	—	—	(2,147)
Interest expense	(1,468)	—	—	—	—	(1,468)
EBITDA	271,405	(45,304)	(3,335)	2,856	—	225,622

Operations held for investment:
Amortization of deferred stock compensation	6,188	—	—	—	—	6,188
Amortization of favorable and unfavorable contracts, net	215	—	—	—	—	215
Noncash ground rent	(841)	—	—	—	—	(841)
Capital lease obligation interest - cash ground rent	(1,277)	—	—	—	—	(1,277)
Gain on sale of assets, net	(45,736)	44,285	1,189	—	—	(262)
Loss on extinguishment of debt	4	—	—	—	—	4
Impairment loss	34,427	—	—	—	—	34,427
Hurricane-related uninsured losses	1,649	—	—	—	—	1,649
Closing costs - completed acquisition	729	—	—	—	—	729
Prior year property tax adjustments, net	(549)	—	—	—	—	(549)
Noncontrolling interest:
Noncash ground rent	217	—	—	—	—	217
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	(7,000)
	(11,974)	44,285	1,189	—	—	33,500

Adjusted EBITDA	$259,431	$(1,019)	$(2,146)	$2,856	$—	$259,122

*Footnotes on page 28

CORPORATE FINANCIAL INFORMATION	Page 26

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of FFO and Adjusted FFO Attributable to Common Stockholders
Q3 YTD 2017

	Nine Months Ended September 30, 2017
		Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Hotel & Marina (4)	Stock (5)	Forma (6)

Net income	$132,324	$(45,304)	$(2,636)	$1,393	$—	$85,777
Preferred stock dividends	(9,622)	—	—	—	—	(9,622)
Operations held for investment:
Real estate depreciation and amortization	119,691	—	(699)	1,463	—	120,455
Amortization of lease intangibles	189	—	—	—	—	189
Gain on sale of assets, net	(45,736)	44,285	1,189	—	—	(262)
Impairment loss	34,427	—	—	—	—	34,427
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,344)	—	—	—	—	(6,344)
Real estate depreciation and amortization	(2,147)	—	—	—	—	(2,147)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	(7,000)
FFO attributable to common stockholders	215,782	(1,019)	(2,146)	2,856	—	215,473

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	215	—	—	—	—	215
Noncash ground rent	(841)	—	—	—	—	(841)
Noncash interest on derivatives and capital lease obligations, net	4,883	—	—	—	—	4,883
Loss on extinguishment of debt	4	—	—	—	—	4
Hurricane-related uninsured losses	1,649	—	—	—	—	1,649
Closing costs - completed acquisition	729	—	—	—	—	729
Prior year property tax adjustments, net	(549)	—	—	—	—	(549)
Noncash income tax benefit	(13,628)	—	—	—	—	(13,628)
Noncontrolling interest:
Noncash ground rent	217	—	—	—	—	217
Noncash interest related to loss on derivative	(5)	—	—	—	—	(5)
	(7,326)	—	—	—	—	(7,326)

Adjusted FFO attributable to common stockholders	$208,456	$(1,019)	$(2,146)	$2,856	$—	$208,147

FFO attributable to common stockholders per diluted share	$0.97					$0.96

Adjusted FFO attributable to common stockholders per diluted share	$0.94					$0.93

Basic weighted average shares outstanding	221,140				2,943	224,083
Shares associated with unvested restricted stock awards	329				—	329
Diluted weighted average shares outstanding	221,469				2,943	224,412

*Footnotes on page 28

CORPORATE FINANCIAL INFORMATION	Page 27

Supplemental Financial Information October 30, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
Q3 YTD 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of September 30, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(5)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(6)	Pro Forma represents the Company's ownership results and prior ownership results for the 27 Hotel Pro Forma Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 28

Supplemental Financial Information October 30, 2017

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 29

Supplemental Financial Information October 30, 2017

Earnings Guidance for Q4 and FY 2017

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2017.

For the fourth quarter of 2017, the Company expects:

Metric	Quarter Ended December 31, 2017 Guidance (1)
Net Income ($ millions)	$20 to $25
26 Hotel Comparable Portfolio RevPAR Growth (2)	+ 0.5% to + 2.5%
Adjusted EBITDA ($ millions)	$72 to $76
Adjusted FFO Attributable to Common Stockholders ($ millions)	$54 to $58
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.24 to $0.26
Diluted Weighted Average Shares Outstanding	224,800,000

For the full year of 2017, the Company expects:

Metric	Prior Full Year 2017 Guidance (3)	Adjustments (4)	Adjusted Prior Full Year 2017 Guidance	Current Full Year 2017 Guidance (1)	Change in Full Year 2017 Guidance Midpoint
Net Income ($ millions)	$170 to $186	- $4	$165 to $181	$153 to $157	- $18
26 Hotel Comparable Portfolio RevPAR Growth (2)	+ 1.5% to + 3.5%	―	+ 1.5% to + 3.5%	+ 2.25% to + 3.25%	+ 0.25%
Adjusted EBITDA ($ millions)	$325 to $340	- $4	$321 to $336	$331 to $335	+ $4
Adjusted FFO Attributable to Common Stockholders ($ millions)	$258 to $274	- $4	$254 to $270	$263 to $267	+ $3
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.16 to $1.23	- $0.02	$1.14 to $1.21	$1.18 to $1.20	+ $0.01
Diluted Weighted Average Shares Outstanding	222,500,000	―	222,500,000	222,500,000	―

(1)	See page 32 for a detailed reconciliation.
(2)	The Oceans Edge Hotel & Marina is excluded from the guidance for RevPAR Growth as it did not open until January 2017.
(3)	Represents guidance presented on August 1, 2017.
(4)

Adjustments reflect the full year anticipated operations impact of Hurricane Irma at the Oceans Edge Hotel & Marina, excluding restoration costs included in repairs and maintenance, which have been added back to Adjusted EBITDA and Adjusted FFO attributable to common stockholders.

EARNINGS GUIDANCE	Page 30

Supplemental Financial Information October 30, 2017

Earnings Guidance for Q4 and FY 2017

Fourth quarter and full year 2017 guidance are based in part on the following assumptions:

•	Full year 26 Hotel Comparable Portfolio RevPAR guidance is benefiting approximately 200 basis points from the completed repositioning at the Wailea Beach Resort.
•	Full year 26 Hotel Comparable Portfolio Adjusted EBITDA Margin change of approximately +20 to +60 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to any acquisition closing costs) of approximately $20.7 million to $21.1 million.
•	Full year amortization of deferred stock compensation expense of approximately $8.0 million.
•

Full year interest expense of approximately $53.9 million to $54.1 million, including approximately $2.3 million in amortization of deferred financing fees, approximately $1.9 million of capital lease obligation interest and $4.9 million of noncash interest expense.

•	Full year total preferred dividends of $12.8 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 31

Supplemental Financial Information October 30, 2017

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q4 and FY 2017

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2017		December 31, 2017
(In thousands, except per share data)	Low	High	Low	High

Net income	$20,300	$24,800	$152,800	$157,200
Depreciation and amortization	39,100	39,000	159,100	159,100
Amortization of lease intangibles	100	100	300	300
Interest expense	12,700	12,500	54,100	53,900
Income tax provision (benefit)	400	400	(12,200)	(12,200)
Noncontrolling interest	(2,100)	(2,300)	(11,800)	(12,000)
Amortization of deferred stock compensation	1,900	1,900	8,000	8,000
Amortization of favorable and unfavorable contracts, net	—	—	200	200
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(600)	(600)	(1,900)	(1,900)
Gain on sale of assets, net	—	—	(52,700)	(52,700)
Impairment loss	—	—	34,400	34,400
Hurricane-related uninsured losses	—	—	1,600	1,600
Closing costs - completed acquisition	—	—	700	700
Prior year property tax adjustments, net	—	—	(500)	(500)
Adjusted EBITDA	$71,500	$75,500	$331,000	$335,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$20,300	$24,800	$152,800	$157,200
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	38,900	38,800	158,600	158,500
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(1,600)	(1,800)	(10,000)	(10,000)
Amortization of favorable and unfavorable contracts, net	—	—	200	200
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Noncash interest on derivatives and capital lease obligations, net	—	—	4,900	4,900
Gain on sale of assets, net	—	—	(52,700)	(52,700)
Impairment loss	—	—	34,400	34,400
Hurricane-related uninsured losses	—	—	1,600	1,600
Closing costs - completed acquisition	—	—	700	700
Prior year property tax adjustments, net	—	—	(500)	(500)
Noncash income tax benefit	—	—	(13,600)	(13,600)
Adjusted FFO attributable to common stockholders	$54,200	$58,400	$262,800	$267,100

Adjusted FFO attributable to common stockholders per diluted share	$0.24	$0.26	$1.18	$1.20

Diluted weighted average shares outstanding	224,800	224,800	222,500	222,500

EARNINGS GUIDANCE	Page 32

Supplemental Financial Information October 30, 2017

CAPITALIZATION

CAPITALIZATION	Page 33

Supplemental Financial Information October 30, 2017

Comparative Capitalization
Q3 2017 –  Q3 2016

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2017	2017	2017	2016	2016

Common Share Price & Dividends
At the end of the quarter	$16.07	$16.12	$15.33	$15.25	$12.79
High during quarter ended	$16.67	$16.72	$15.65	$15.91	$13.89
Low during quarter ended	$15.23	$14.89	$14.24	$12.20	$12.03
Common dividends per share	$0.05	$0.05	$0.05	$0.53	$0.05

Common Shares & Units
Common shares outstanding	225,322	225,152	220,417	220,073	216,509
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	225,322	225,152	220,417	220,073	216,509

Capitalization
Market value of common equity	$3,620,919	$3,629,453	$3,378,999	$3,356,115	$2,769,151
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt (1) (2)	992,149	994,759	997,346	999,944	1,004,975
Consolidated total capitalization	4,803,068	4,814,212	4,566,345	4,546,059	3,964,126

Noncontrolling interest in consolidated debt (2)	(54,979)	(55,184)	(55,386)	(55,585)	(55,781)
Pro rata total capitalization	$4,748,089	$4,759,028	$4,510,959	$4,490,474	$3,908,345

Consolidated debt to total capitalization	20.7%	20.7%	21.8%	22.0%	25.4%
Pro rata debt to pro rata total capitalization	19.7%	19.7%	20.9%	21.0%	24.3%
Consolidated debt and preferred equity to total capitalization	24.6%	24.6%	26.0%	26.2%	30.1%
Pro rata debt and preferred equity to total capitalization	23.7%	23.7%	25.1%	25.3%	29.1%

(1)

Fourth quarter 2016 includes the effects of the Company's $240.0 million private placement of two series of senior unsecured corporate-level notes funded on January 10, 2017, as well as the partial use of these funds, on January 11, 2017 to repay the $176.0 million loan secured by the Marriott Boston Long Wharf.

(2)

Represents the outstanding debt principal balance and excludes the effects of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 34

Supplemental Financial Information October 30, 2017

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2017	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$81,975	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	117,490	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	85,756	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	62,012	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				772,233	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	219,916	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				219,916	213,513

TOTAL CONSOLIDATED DEBT				$992,149	$945,571

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.8%
% Floating Rate Debt				22.2%
Average Interest Rate (1)				4.31%
Weighted Average Maturity of Debt				5.4 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at September 30, 2017, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 35

Supplemental Financial Information October 30, 2017

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2017 consolidated total capitalization as presented on page 34.

CAPITALIZATION	Page 36

Supplemental Financial Information October 30, 2017

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 37

Supplemental Financial Information October 30, 2017

Hotel Information as of October 30, 2017

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.01%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	8.03%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.11%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	6.09%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	5.92%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.71%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	4.14%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.79%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	3.79%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.64%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.62%	100%	Leasehold	2091	2006
12	Marriott Quincy	Massachusetts	Marriott	464	3.51%	100%	Fee Simple		2007
13	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.17%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.12%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	407	3.08%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	3.00%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	2.95%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.83%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.79%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.73%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	348	2.64%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.58%	100%	Fee Simple		2006
23	Marriott Philadelphia	Pennsylvania	Marriott	289	2.19%	100%	Fee Simple		2002
24	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.91%	100%	Fee Simple		2013
25	Marriott Portland	Oregon	Marriott	249	1.89%	100%	Fee Simple		2000
26	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.42%	100%	Leasehold	2096	1999
27	Oceans Edge Hotel & Marina	Florida	Independent	175	1.33%	100%	Fee Simple		2017

	Total 27 Hotel Actual Portfolio			13,202	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 38

Supplemental Financial Information October 30, 2017

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 39

Supplemental Financial Information October 30, 2017

Property-Level Operating Statistics

Q3 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$242.34	$240.06	0.9%	88.4%	92.9%	-4.8%	$214.23	$223.02	-3.9%
2	Boston Park Plaza	$231.64	$216.79	6.8%	96.9%	94.0%	3.1%	$224.46	$203.78	10.1%
3	Renaissance Washington DC	$206.34	$195.59	5.5%	81.4%	81.5%	-0.1%	$167.96	$159.41	5.4%
4	Hyatt Regency San Francisco	$295.33	$297.66	-0.8%	94.0%	92.3%	1.8%	$277.61	$274.74	1.0%
5	Renaissance Orlando at SeaWorld ®	$131.69	$136.96	-3.8%	75.6%	81.1%	-6.8%	$99.56	$111.07	-10.4%
6	Renaissance Harborplace	$167.94	$170.91	-1.7%	81.5%	81.9%	-0.5%	$136.87	$139.98	-2.2%
7	Wailea Beach Resort (1)	$333.12	$248.93	33.8%	81.3%	57.6%	41.1%	$270.83	$143.38	88.9%
8	Renaissance Los Angeles Airport	$160.66	$163.83	-1.9%	94.6%	90.9%	4.1%	$151.98	$148.92	2.1%
9	JW Marriott New Orleans	$153.46	$154.22	-0.5%	78.9%	80.1%	-1.5%	$121.08	$123.53	-2.0%
10	Hilton North Houston	$101.14	$101.71	-0.6%	62.9%	73.3%	-14.2%	$63.62	$74.55	-14.7%
11	Hilton Times Square	$294.66	$296.98	-0.8%	99.4%	99.6%	-0.2%	$292.89	$295.79	-1.0%
12	Marriott Quincy	$167.97	$167.59	0.2%	85.7%	86.5%	-0.9%	$143.95	$144.97	-0.7%
13	Hyatt Centric Magnificent Mile	$204.48	$218.78	-6.5%	87.5%	88.9%	-1.6%	$178.92	$194.50	-8.0%
14	Marriott Boston Long Wharf	$350.99	$359.15	-2.3%	95.3%	93.8%	1.6%	$334.49	$336.88	-0.7%
15	Hyatt Regency Newport Beach	$187.74	$188.70	-0.5%	91.3%	91.3%	0.0%	$171.41	$172.28	-0.5%
16	Marriott Tysons Corner	$151.10	$138.84	8.8%	77.5%	83.4%	-7.1%	$117.10	$115.79	1.1%
17	Marriott Houston	$102.21	$99.82	2.4%	61.5%	76.5%	-19.6%	$62.86	$76.36	-17.7%
18	Renaissance Long Beach	$179.64	$184.86	-2.8%	87.4%	84.8%	3.1%	$157.01	$156.76	0.2%
19	Embassy Suites Chicago	$218.51	$230.71	-5.3%	92.1%	92.6%	-0.5%	$201.25	$213.64	-5.8%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$192.90	$202.90	-4.9%	89.7%	89.3%	0.4%	$173.03	$181.19	-4.5%
21	Renaissance Westchester	$158.85	$158.87	0.0%	76.1%	80.7%	-5.7%	$120.88	$128.21	-5.7%
22	Embassy Suites La Jolla	$204.13	$201.34	1.4%	90.7%	93.0%	-2.5%	$185.15	$187.25	-1.1%
23	Marriott Philadelphia	$159.16	$174.57	-8.8%	76.1%	76.8%	-0.9%	$121.12	$134.07	-9.7%
24	Hilton New Orleans St. Charles	$130.62	$135.50	-3.6%	76.3%	74.9%	1.9%	$99.66	$101.49	-1.8%
25	Marriott Portland	$208.66	$217.36	-4.0%	93.6%	90.5%	3.4%	$195.31	$196.71	-0.7%
26	Courtyard by Marriott Los Angeles	$179.06	$189.05	-5.3%	96.5%	97.1%	-0.6%	$172.79	$183.57	-5.9%

	26 Hotel Comparable Portfolio (2)	$209.23	$204.26	2.4%	85.6%	86.0%	-0.5%	$179.10	$175.66	2.0%

	Add: Recently Acquired Hotel (3)
	Oceans Edge Hotel & Marina	$205.67	N/A	N/A	62.3%	N/A	N/A	$128.13	N/A	N/A

	27 Hotel Pro Forma Portfolio (4)	$209.19			85.2%			$178.23
(1)	Operating statistics for the third quarter of 2016 are impacted by a major repositioning at the Wailea Beach Resort.
(2)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(3)

The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Operating statistics for the third quarter of 2017 are impacted by Hurricane Irma. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.  The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(4)	27 Hotel Pro Forma Portfolio includes all 27 hotels owned by the Company as of September 30, 2017, plus prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017.

PROPERTY-LEVEL OPERATING STATISTICS	Page 40

Supplemental Financial Information October 30, 2017

Property-Level Operating Statistics

Q3 YTD 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$243.43	$235.72	3.3%	87.0%	89.3%	-2.6%	$211.78	$210.50	0.6%
2	Boston Park Plaza (1)	$219.97	$200.51	9.7%	85.0%	78.1%	8.8%	$186.97	$156.60	19.4%
3	Renaissance Washington DC	$235.52	$219.87	7.1%	83.9%	82.5%	1.7%	$197.60	$181.39	8.9%
4	Hyatt Regency San Francisco	$300.90	$304.96	-1.3%	89.2%	91.1%	-2.1%	$268.40	$277.82	-3.4%
5	Renaissance Orlando at SeaWorld ®	$162.92	$159.12	2.4%	79.3%	81.6%	-2.8%	$129.20	$129.84	-0.5%
6	Renaissance Harborplace	$167.20	$172.14	-2.9%	78.6%	77.4%	1.6%	$131.42	$133.24	-1.4%
7	Wailea Beach Resort (1)	$346.30	$269.61	28.4%	83.6%	73.8%	13.3%	$289.51	$198.97	45.5%
8	Renaissance Los Angeles Airport	$160.67	$159.68	0.6%	92.5%	90.4%	2.3%	$148.62	$144.35	3.0%
9	JW Marriott New Orleans	$191.66	$192.03	-0.2%	82.6%	83.3%	-0.8%	$158.31	$159.96	-1.0%
10	Hilton North Houston	$105.69	$106.82	-1.1%	65.0%	79.7%	-18.4%	$68.70	$85.14	-19.3%
11	Hilton Times Square	$267.06	$273.23	-2.3%	99.3%	99.2%	0.1%	$265.19	$271.04	-2.2%
12	Marriott Quincy	$165.05	$162.40	1.6%	77.2%	80.3%	-3.9%	$127.42	$130.41	-2.3%
13	Hyatt Chicago Magnificent Mile	$193.65	$202.40	-4.3%	79.9%	79.7%	0.3%	$154.73	$161.31	-4.1%
14	Marriott Boston Long Wharf	$320.00	$319.00	0.3%	88.9%	87.1%	2.1%	$284.48	$277.85	2.4%
15	Hyatt Regency Newport Beach	$178.61	$177.60	0.6%	86.1%	83.9%	2.6%	$153.78	$149.01	3.2%
16	Marriott Tysons Corner	$157.03	$145.92	7.6%	78.9%	81.9%	-3.7%	$123.90	$119.51	3.7%
17	Marriott Houston	$101.32	$104.99	-3.5%	70.1%	84.6%	-17.1%	$71.03	$88.82	-20.0%
18	Renaissance Long Beach	$187.76	$186.11	0.9%	83.5%	80.5%	3.7%	$156.78	$149.82	4.6%
19	Embassy Suites Chicago	$198.81	$204.92	-3.0%	87.7%	87.7%	0.0%	$174.36	$179.71	-3.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$178.94	$183.82	-2.7%	82.3%	79.9%	3.0%	$147.27	$146.87	0.3%
21	Renaissance Westchester	$156.89	$153.69	2.1%	72.6%	77.7%	-6.6%	$113.90	$119.42	-4.6%
22	Embassy Suites La Jolla	$196.43	$189.85	3.5%	86.1%	86.2%	-0.1%	$169.13	$163.65	3.3%
23	Marriott Philadelphia	$165.75	$169.11	-2.0%	75.0%	73.0%	2.7%	$124.31	$123.45	0.7%
24	Hilton New Orleans St. Charles	$162.13	$170.93	-5.1%	84.4%	84.1%	0.4%	$136.84	$143.75	-4.8%
25	Marriott Portland	$192.34	$195.52	-1.6%	86.8%	89.1%	-2.6%	$166.95	$174.21	-4.2%
26	Courtyard by Marriott Los Angeles	$178.45	$181.54	-1.7%	95.9%	97.4%	-1.5%	$171.13	$176.82	-3.2%

	26 Hotel Comparable Portfolio (2)	$209.76	$202.43	3.6%	83.4%	83.7%	-0.4%	$174.94	$169.43	3.3%

	Add: Recently Acquired Hotel (3)
	Oceans Edge Hotel & Marina	$224.88	N/A	N/A	79.2%	N/A	N/A	$178.10	N/A	N/A

	27 Hotel Pro Forma Portfolio (4)	$209.95			83.3%			$174.89
(1)	Operating statistics for the first nine months of 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort.
(2)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(3)

The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Operating statistics for the first nine months of 2017 are impacted by Hurricane Irma. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.  The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(4)	27 Hotel Pro Forma Portfolio includes all 27 hotels owned by the Company as of September 30, 2017, plus prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017.

PROPERTY-LEVEL OPERATING STATISTICS	Page 41

Supplemental Financial Information October 30, 2017

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 42

Supplemental Financial Information October 30, 2017

Operating Statistics by Brand
Q3 and YTD 2017/2016

		For the Three Months Ended September 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	82.0%	$191.04	$156.65	81.8%	$182.38	$149.19	5.0%
Hilton	7	86.3%	$217.24	$187.48	89.4%	$217.64	$194.57	-3.6%
Hyatt	3	91.7%	$246.29	$225.85	91.2%	$250.66	$228.60	-1.2%
Other (2)	1	96.9%	$231.64	$224.46	94.0%	$216.79	$203.78	10.1%

26 Hotel Comparable Portfolio (3)	26	85.6%	$209.23	$179.10	86.0%	$204.26	$175.66	2.0%

27 Hotel Pro Forma Portfolio (4)	27	85.2%	$209.19	$178.23

		For the Nine Months Ended September 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	81.6%	198.87	$162.28	82.0%	187.97	$154.14	5.3%
Hilton	7	85.0%	210.74	$179.13	87.5%	207.84	$181.86	-1.5%
Hyatt	3	86.0%	244.74	$210.48	86.4%	249.73	$215.77	-2.5%
Other (2)	1	85.0%	219.97	$186.97	78.1%	200.51	$156.60	19.4%

26 Hotel Comparable Portfolio (3)	26	83.4%	209.76	$174.94	83.7%	202.43	$169.43	3.3%

27 Hotel Pro Forma Portfolio (4)	27	83.3%	209.95	$174.89

(1)	Marriott excludes the Marriott Park City sold in June 2017.
(2)	Other includes the Boston Park Plaza. Other excludes the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively.
(3)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(4)

27 Hotel Pro Forma Portfolio includes all 27 hotels owned by the Company as of September 30, 2017, plus prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 43

Supplemental Financial Information October 30, 2017

26 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDA Contribution by Brand

Hyatt
13.3%
Regency 11.0%
Centric 2.3%
Hotels 3
Rooms 1,630
Marriott
51.6%
Renaissance 23.6%
Marriott 22.5%
JW Marriott 4.1%
Courtyard 1.4%
Hotels 15
Rooms 6,868
Hilton
27.2%
Hilton 19.2%
Embassy Suites 5.9%
Hilton Garden Inn 2.1%
Hotels 7
Rooms 3,469
Independent
7.9%

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 44

Supplemental Financial Information October 30, 2017

Operating Statistics by Region
Q3 and YTD 2017/2016

		For the Three Months Ended September 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	91.2%	$224.29	$204.55	91.7%	$225.71	$206.98	-1.2%
Other West (2)	4	73.2%	$206.51	$151.17	71.5%	$161.90	$115.76	30.6%
Midwest	3	89.7%	$205.45	$184.29	90.2%	$217.76	$196.42	-6.2%
East	12	84.6%	$200.92	$169.98	85.5%	$197.22	$168.62	0.8%

26 Hotel Comparable Portfolio (3)	26	85.6%	$209.23	$179.10	86.0%	$204.26	$175.66	2.0%

27 Hotel Pro Forma Portfolio (4)	27	85.2%	$209.19	$178.23

		For the Nine Months Ended September 30,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	88.1%	$224.73	$197.99	88.5%	$223.29	$197.61	0.2%
Other West (2)	4	75.6%	$207.02	$156.51	80.3%	$169.97	$136.49	14.7%
Midwest	3	83.2%	$190.82	$158.76	82.4%	$197.59	$162.81	-2.5%
East	12	82.6%	$204.36	$168.80	81.9%	$198.17	$162.30	4.0%

26 Hotel Comparable Portfolio (3)	26	83.4%	$209.76	$174.94	83.7%	$202.43	$169.43	3.3%

27 Hotel Pro Forma Portfolio (4)	27	83.3%	$209.95	$174.89

(1)	California excludes the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively.
(2)	Other West excludes the Marriott Park City sold in June 2017.
(3)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(4)

27 Hotel Pro Forma Portfolio includes all 27 hotels owned by the Company as of September 30, 2017, plus prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 45

Supplemental Financial Information October 30, 2017

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 46

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA
Q3 and YTD 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	(In thousands)	2017	2016		2017	2016
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$13,099	$13,868	-6%	$38,987	$38,409	2%
2	Boston Park Plaza (3)	10,536	9,421	12%	22,150	15,908	39%
3	Renaissance Washington DC (3)	5,128	5,009	2%	21,181	18,865	12%
4	Hyatt Regency San Francisco (3)	7,936	7,170	11%	22,806	24,211	-6%
5	Renaissance Orlando at SeaWorld ®	3,957	5,370	-26%	19,463	20,333	-4%
6	Renaissance Harborplace (3)	3,785	3,436	10%	10,397	9,859	5%
7	Wailea Beach Resort (3)	5,567	656	749%	21,497	9,843	118%
8	Renaissance Los Angeles Airport	2,268	2,505	-9%	6,871	7,283	-6%
9	JW Marriott New Orleans	1,990	2,300	-13%	11,120	10,647	4%
10	Hilton North Houston	774	456	70%	2,223	3,330	-33%
11	Hilton Times Square	2,940	3,120	-6%	6,658	6,809	-2%
12	Marriott Quincy	2,792	2,724	2%	6,433	7,306	-12%
13	Hyatt Centric Chicago Magnificent Mile (3)	2,986	3,937	-24%	5,955	8,027	-26%
14	Marriott Boston Long Wharf	8,034	8,073	0%	18,431	18,081	2%
15	Hyatt Regency Newport Beach	3,293	3,522	-7%	8,719	8,209	6%
16	Marriott Tysons Corner	1,738	1,747	-1%	5,810	5,644	3%
17	Marriott Houston	892	639	40%	2,220	2,909	-24%
18	Renaissance Long Beach	2,349	2,410	-3%	7,200	6,962	3%
19	Embassy Suites Chicago (3)	3,257	3,752	-13%	7,680	9,333	-18%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,414	2,691	-10%	5,121	6,504	-21%
21	Renaissance Westchester	749	1,022	-27%	2,296	2,621	-12%
22	Embassy Suites La Jolla	3,067	3,155	-3%	7,982	7,771	3%
23	Marriott Philadelphia	1,045	1,502	-30%	3,669	3,870	-5%
24	Hilton New Orleans St. Charles	677	765	-12%	4,053	4,401	-8%
25	Marriott Portland	2,565	2,629	-2%	5,971	6,615	-10%
26	Courtyard by Marriott Los Angeles	1,298	1,427	-9%	3,826	4,019	-5%

	26 Hotel Comparable Portfolio (4)	95,136	93,306	2%	278,719	267,769	4%

	Add: Recently Acquired Hotel (5)
	Oceans Edge Hotel & Marina	202	—	N/A	202	—	N/A

	Add: Sold Hotels (6)
	Sheraton Cerritos	—	—	N/A	—	1,404	-100%
	Fairmont Newport Beach (3)	—	2,225	-100%	1,019	6,259	-84%
	Marriott Park City	—	683	-100%	2,146	2,510	-15%

	Actual Portfolio (7)	$95,338	$96,214	-1%	$282,086	$277,942	1%

*Footnotes on page  48

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 47

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA
Q3 and YTD 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 51, 52, 54 and 55.
(3)

Hotel Adjusted EBITDA for the third quarter of 2017 is impacted by a total of $0.4 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDA for the third quarter of 2016 is impacted by a major repositioning at the Wailea Beach Resort, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels:  Hyatt Centric Chicago Magnificent Mile $19,000; and Renaissance Washington DC $0.2 million. Hotel Adjusted EBITDA for the first nine months of 2017 is impacted by a total of $0.5 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.5 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDA for the first nine months of 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.3 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million.

(4)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(5)	Recently Acquired Hotel includes the Company's ownership results generated by the Oceans Edge Hotel & Marina acquired in July 2017.
(6)	Sold Hotels include the Sheraton Cerritos, Fairmont Newport Beach and Marriott Park City, sold in May 2016, February 2017 and June 2017, respectively.
(7)

Actual Portfolio for the three and nine months ended September 30, 2017 includes all 27 hotels owned as of September 30, 2017, plus the Sold Hotels as applicable. Actual Portfolio for the three and nine months ended September 30, 2016 includes all 28 hotels owned as of September 30, 2016, plus the Sheraton Cerritos sold in May 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 48

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Margins
Q3 and YTD 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2017	2016	Change in	2017	2016	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1) (2)	33.7%	36.1%	(240) bps	33.9%	34.7%	(80) bps
2	Boston Park Plaza (2)	37.7%	36.9%	80 bps	31.1%	26.1%	500 bps
3	Renaissance Washington DC (2)	27.0%	26.5%	50 bps	32.2%	29.9%	230 bps
4	Hyatt Regency San Francisco (2)	27.4%	26.3%	110 bps	27.2%	28.7%	(150) bps
5	Renaissance Orlando at SeaWorld ®	27.0%	30.7%	(370) bps	34.3%	33.9%	40 bps
6	Renaissance Harborplace (2)	30.3%	28.1%	220 bps	29.0%	27.9%	110 bps
7	Wailea Beach Resort (2)	27.8%	6.0%	2,180 bps	33.6%	22.6%	1,100 bps
8	Renaissance Los Angeles Airport	25.7%	29.7%	(400) bps	26.9%	28.7%	(180) bps
9	JW Marriott New Orleans	26.0%	30.2%	(420) bps	38.1%	37.3%	80 bps
10	Hilton North Houston	16.6%	10.0%	660 bps	15.6%	20.1%	(450) bps
11	Hilton Times Square	21.5%	23.1%	(160) bps	18.0%	18.4%	(40) bps
12	Marriott Quincy	33.0%	31.8%	120 bps	28.3%	30.4%	(210) bps
13	Hyatt Centric Chicago Magnificent Mile (2)	30.7%	39.6%	(890) bps	23.3%	31.8%	(850) bps
14	Marriott Boston Long Wharf	45.7%	46.5%	(80) bps	40.7%	40.9%	(20) bps
15	Hyatt Regency Newport Beach	29.0%	30.6%	(160) bps	27.6%	27.0%	60 bps
16	Marriott Tysons Corner	31.6%	31.7%	(10) bps	33.5%	33.2%	30 bps
17	Marriott Houston	25.2%	18.1%	710 bps	21.2%	24.2%	(300) bps
18	Renaissance Long Beach	33.4%	33.3%	10 bps	33.6%	32.4%	120 bps
19	Embassy Suites Chicago (2)	42.1%	45.4%	(330) bps	37.8%	44.0%	(620) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	37.8%	40.8%	(300) bps	31.9%	40.3%	(840) bps
21	Renaissance Westchester	13.3%	17.7%	(440) bps	14.0%	15.8%	(180) bps
22	Embassy Suites La Jolla	45.3%	46.3%	(100) bps	43.1%	43.3%	(20) bps
23	Marriott Philadelphia	24.9%	31.6%	(670) bps	27.3%	28.4%	(110) bps
24	Hilton New Orleans St. Charles	25.6%	28.5%	(290) bps	38.4%	39.6%	(120) bps
25	Marriott Portland	49.1%	51.5%	(240) bps	44.8%	48.1%	(330) bps
26	Courtyard by Marriott Los Angeles	36.8%	38.7%	(190) bps	37.0%	37.8%	(80) bps

	26 Hotel Comparable Portfolio (3)	31.5%	31.9%	(40) bps	31.3%	31.1%	20 bps

	26 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (4)	31.3%	31.8%	(50) bps	31.2%	30.6%	60 bps

*Footnotes on page  50

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 49

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Margins
Q3 and YTD 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDA margins for the third quarter of 2017 are impacted by a total of $0.4 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDA margins for the third quarter of 2016 are impacted by a major repositioning at the Wailea Beach Resort, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels:  Hyatt Centric Chicago Magnificent Mile $19,000; and Renaissance Washington DC $0.2 million. Hotel Adjusted EBITDA margins for the first nine months of 2017 are impacted by a total of $0.5 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.5 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDA margins for the first nine months of 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.3 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million.

(3)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(4)

26 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 26 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 50

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation Q3 2017

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$38,880	$8,657	$(289)	$2,640	$2,091	$13,099	33.7%
2	Boston Park Plaza	27,952	6,044	—	4,492	—	10,536	37.7%
3	Renaissance Washington DC	18,979	880	—	2,474	1,774	5,128	27.0%
4	Hyatt Regency San Francisco (3)	28,912	4,804	—	3,132	—	7,936	27.4%
5	Renaissance Orlando at SeaWorld ®	14,651	1,692	66	2,199	—	3,957	27.0%
6	Renaissance Harborplace (3)	12,487	2,291	—	1,494	—	3,785	30.3%
7	Wailea Beach Resort	20,026	1,590	—	3,977	—	5,567	27.8%
8	Renaissance Los Angeles Airport	8,820	1,514	—	754	—	2,268	25.7%
9	JW Marriott New Orleans	7,652	(21)	1	1,083	927	1,990	26.0%
10	Hilton North Houston	4,663	(517)	470	821	—	774	16.6%
11	Hilton Times Square	13,671	(922)	70	2,570	1,222	2,940	21.5%
12	Marriott Quincy	8,453	1,592	—	1,200	—	2,792	33.0%
13	Hyatt Centric Chicago Magnificent Mile (3)	9,730	1,541	—	1,445	—	2,986	30.7%
14	Marriott Boston Long Wharf	17,579	5,994	—	2,040	—	8,034	45.7%
15	Hyatt Regency Newport Beach	11,363	2,386	—	907	—	3,293	29.0%
16	Marriott Tysons Corner	5,501	984	—	754	—	1,738	31.6%
17	Marriott Houston	3,546	(119)	441	570	—	892	25.2%
18	Renaissance Long Beach	7,042	1,510	—	839	—	2,349	33.4%
19	Embassy Suites Chicago	7,736	2,350	—	907	—	3,257	42.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,389	1,631	—	783	—	2,414	37.8%
21	Renaissance Westchester	5,649	(108)	—	857	—	749	13.3%
22	Embassy Suites La Jolla	6,774	1,396	—	1,005	666	3,067	45.3%
23	Marriott Philadelphia	4,189	413	—	632	—	1,045	24.9%
24	Hilton New Orleans St. Charles	2,646	89	—	588	—	677	25.6%
25	Marriott Portland	5,221	2,148	—	417	—	2,565	49.1%
26	Courtyard by Marriott Los Angeles	3,528	1,006	—	292	—	1,298	36.8%
27	Oceans Edge Hotel & Marina (4)	2,991	(836)	672	744	—	580	19.4%

	27 Hotel Pro Forma Portfolio (5)	305,030	47,989	1,431	39,616	6,680	95,716	31.4%

	Less: Non-Comparable Results (4)
	Oceans Edge Hotel & Marina	(2,991)	836	(672)	(744)	—	(580)	19.4%

	26 Hotel Comparable Portfolio (6)	302,039	48,825	759	38,872	6,680	95,136	31.5%

	Add: Recently Acquired Hotel (7)
	Oceans Edge Hotel & Marina	1,848	(1,214)	672	176	—	202	10.9%

	Actual Portfolio (8)	$303,887	$47,611	$1,431	$39,048	$6,680	$95,338	31.4%

*Footnotes on page 53

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 51

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation Q3 2016

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$38,428	$8,230	$450	$3,490	$1,698	$13,868	36.1%
2	Boston Park Plaza	25,524	4,810	—	4,611	—	9,421	36.9%
3	Renaissance Washington DC (10)	18,926	710	(10)	2,496	1,813	5,009	26.5%
4	Hyatt Regency San Francisco	27,299	3,582	—	3,588	—	7,170	26.3%
5	Renaissance Orlando at SeaWorld ®	17,520	3,147	—	2,223	—	5,370	30.7%
6	Renaissance Harborplace	12,219	1,885	—	1,551	—	3,436	28.1%
7	Wailea Beach Resort (10)	10,934	(1,552)	(17)	2,225	—	656	6.0%
8	Renaissance Los Angeles Airport	8,435	1,783	—	722	—	2,505	29.7%
9	JW Marriott New Orleans	7,613	(206)	1	1,563	942	2,300	30.2%
10	Hilton North Houston	4,545	(368)	—	824	—	456	10.0%
11	Hilton Times Square	13,507	(670)	76	2,487	1,227	3,120	23.1%
12	Marriott Quincy	8,566	1,598	—	1,126	—	2,724	31.8%
13	Hyatt Centric Chicago Magnificent Mile (10)	9,941	2,510	—	1,427	—	3,937	39.6%
14	Marriott Boston Long Wharf	17,358	3,453	45	2,062	2,513	8,073	46.5%
15	Hyatt Regency Newport Beach	11,518	2,646	—	876	—	3,522	30.6%
16	Marriott Tysons Corner	5,506	973	—	774	—	1,747	31.7%
17	Marriott Houston	3,529	67	—	572	—	639	18.1%
18	Renaissance Long Beach	7,234	1,623	—	787	—	2,410	33.3%
19	Embassy Suites Chicago	8,269	1,896	—	899	957	3,752	45.4%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,602	1,930	—	761	—	2,691	40.8%
21	Renaissance Westchester	5,779	164	—	858	—	1,022	17.7%
22	Embassy Suites La Jolla	6,812	1,577	—	901	677	3,155	46.3%
23	Marriott Philadelphia	4,756	887	—	615	—	1,502	31.6%
24	Hilton New Orleans St. Charles	2,686	164	—	601	—	765	28.5%
25	Marriott Portland	5,109	2,232	—	397	—	2,629	51.5%
26	Courtyard by Marriott Los Angeles	3,689	1,142	—	285	—	1,427	38.7%

	26 Hotel Comparable Portfolio (6)	292,304	44,213	545	38,721	9,827	93,306	31.9%

	Add: Sold Hotels (11)
	Fairmont Newport Beach	8,373	1,147	—	1,078	—	2,225	26.6%
	Marriott Park City	2,837	185	—	498	—	683	24.1%

	Actual Portfolio (8)	$303,514	$45,545	$545	$40,297	$9,827	$96,214	31.7%

*Footnotes on page 53

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 52

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation
Q3 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the third quarter of 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $1.6 million in hurricane-related uninsured losses at the Houston Marriott, Houston North Hilton, Oceans Edge Hotel & Marina and Renaissance Orlando at SeaWorld®.

(3)

Hotel Adjusted EBITDA for the third quarter of 2017 is impacted by a total of $0.4 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million.

(4)

Non-Comparable Results include both the Company's and the prior owner's ownership results for the Oceans Edge Hotel & Marina, acquired in July. The newly-developed hotel opened in January 2017; therefore, there is no prior year information and the hotel is non-comparable. The Company obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

(5)	27 Hotel Pro Forma Portfolio includes all 27 hotels owned by the Company as of September 30, 2017, plus prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017.
(6)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(7)	Recently Acquired Hotel includes the Company's ownership results generated by the Oceans Edge Hotel & Marina acquired in July 2017.
(8)

Actual Portfolio for the third quarter of 2017 includes all 27 hotels owned by the Company as of September 30, 2017. Actual Portfolio for the third quarter of 2016 includes all 28 hotels owned by the Company as of September 30, 2016.

(9)

Other Adjustments for the third quarter of 2016 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $0.5 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $18,000 in property-level restructuring and severance costs at the Marriott Boston Long Wharf, the Renaissance Washington DC and the Wailea Beach Resort.

(10)

Hotel Adjusted EBITDA for the third quarter of 2016 is impacted by a major repositioning at the Wailea Beach Resort, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels:  Hyatt Centric Chicago Magnificent Mile $19,000; and Renaissance Washington DC $0.2 million.

(11)	Sold Hotels for the third quarter of 2016 include the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 53

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2017

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$114,938	$25,395	$(868)	$8,587	$5,873	$38,987	33.9%
2	Boston Park Plaza	71,231	7,357	—	14,793	—	22,150	31.1%
3	Renaissance Washington DC	65,860	8,363	—	7,465	5,353	21,181	32.2%
4	Hyatt Regency San Francisco (3)	83,727	13,597	—	9,209	—	22,806	27.2%
5	Renaissance Orlando at SeaWorld ®	56,739	12,751	66	6,646	—	19,463	34.3%
6	Renaissance Harborplace (3)	35,896	5,928	—	4,469	—	10,397	29.0%
7	Wailea Beach Resort	64,016	9,306	—	12,191	—	21,497	33.6%
8	Renaissance Los Angeles Airport	25,507	4,704	—	2,167	—	6,871	26.9%
9	JW Marriott New Orleans	29,171	5,146	(3)	3,216	2,761	11,120	38.1%
10	Hilton North Houston	14,283	(703)	470	2,456	—	2,223	15.6%
11	Hilton Times Square	36,928	(4,893)	219	7,698	3,634	6,658	18.0%
12	Marriott Quincy	22,765	2,941	—	3,492	—	6,433	28.3%
13	Hyatt Centric Chicago Magnificent Mile (3)	25,518	1,631	—	4,324	—	5,955	23.3%
14	Marriott Boston Long Wharf	45,296	12,083	—	6,075	273	18,431	40.7%
15	Hyatt Regency Newport Beach	31,554	6,059	—	2,660	—	8,719	27.6%
16	Marriott Tysons Corner	17,320	3,560	—	2,250	—	5,810	33.5%
17	Marriott Houston	10,459	69	441	1,710	—	2,220	21.2%
18	Renaissance Long Beach	21,436	4,759	—	2,441	—	7,200	33.6%
19	Embassy Suites Chicago (3)	20,337	4,977	—	2,703	—	7,680	37.8%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	16,048	2,790	—	2,331	—	5,121	31.9%
21	Renaissance Westchester	16,360	(274)	—	2,570	—	2,296	14.0%
22	Embassy Suites La Jolla	18,510	2,953	—	3,045	1,984	7,982	43.1%
23	Marriott Philadelphia	13,450	1,784	—	1,885	—	3,669	27.3%
24	Hilton New Orleans St. Charles	10,541	2,273	—	1,780	—	4,053	38.4%
25	Marriott Portland	13,317	4,757	—	1,214	—	5,971	44.8%
26	Courtyard by Marriott Los Angeles	10,350	2,954	—	872	—	3,826	37.0%
27	Oceans Edge Hotel & Marina (4)	11,097	179	672	2,207	—	3,058	27.6%

	27 Hotel Pro Forma Portfolio (5)	902,654	140,446	997	120,456	19,878	281,777	31.2%

	Less: Non-Comparable Results (4)
	Oceans Edge Hotel & Marina	(11,097)	(179)	(672)	(2,207)	—	(3,058)	27.6%

	26 Hotel Comparable Portfolio (6)	891,557	140,267	325	118,249	19,878	278,719	31.3%

	Add: Recently Acquired Hotel (7)
	Oceans Edge Hotel & Marina	1,848	(1,214)	672	744	—	202	10.9%

	Add: Sold Hotels (8)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	6,440	1,447	—	699	—	2,146	33.3%

	Actual Portfolio (9)	$903,386	$141,519	$997	$119,692	$19,878	$282,086	31.2%

*Footnotes on page 56

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 54

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation Q3 YTD 2016

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (11)	$110,846	$21,625	$1,350	$10,428	$5,006	$38,409	34.7%
2	Boston Park Plaza (11)	61,058	2,917	—	12,554	437	15,908	26.1%
3	Renaissance Washington DC (11)	63,175	5,915	(10)	7,493	5,467	18,865	29.9%
4	Hyatt Regency San Francisco	84,260	12,852	914	10,445	—	24,211	28.7%
5	Renaissance Orlando at SeaWorld ®	59,980	11,976	—	6,647	1,710	20,333	33.9%
6	Renaissance Harborplace	35,327	5,117	—	4,742	—	9,859	27.9%
7	Wailea Beach Resort (11)	43,492	1,285	1,101	7,457	—	9,843	22.6%
8	Renaissance Los Angeles Airport	25,400	5,151	—	2,132	—	7,283	28.7%
9	JW Marriott New Orleans	28,551	3,195	(2)	4,635	2,819	10,647	37.3%
10	Hilton North Houston	16,592	801	—	2,529	—	3,330	20.1%
11	Hilton Times Square	36,935	(5,092)	782	7,491	3,628	6,809	18.4%
12	Marriott Quincy	24,045	3,931	—	3,375	—	7,306	30.4%
13	Hyatt Centric Chicago Magnificent Mile (11)	25,262	3,735	—	4,292	—	8,027	31.8%
14	Marriott Boston Long Wharf	44,220	4,337	45	6,213	7,486	18,081	40.9%
15	Hyatt Regency Newport Beach	30,443	5,477	—	2,732	—	8,209	27.0%
16	Marriott Tysons Corner	16,988	3,301	—	2,343	—	5,644	33.2%
17	Marriott Houston	12,033	1,110	—	1,799	—	2,909	24.2%
18	Renaissance Long Beach	21,469	4,640	—	2,322	—	6,962	32.4%
19	Embassy Suites Chicago (11)	21,212	3,756	—	2,707	2,870	9,333	44.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (11)	16,129	4,240	—	2,264	—	6,504	40.3%
21	Renaissance Westchester	16,598	57	—	2,564	—	2,621	15.8%
22	Embassy Suites La Jolla	17,943	3,038	—	2,707	2,026	7,771	43.3%
23	Marriott Philadelphia	13,631	2,129	—	1,741	—	3,870	28.4%
24	Hilton New Orleans St. Charles	11,122	2,543	—	1,858	—	4,401	39.6%
25	Marriott Portland	13,761	5,432	—	1,183	—	6,615	48.1%
26	Courtyard by Marriott Los Angeles	10,624	3,149	—	870	—	4,019	37.8%

	26 Hotel Comparable Portfolio (6)	861,096	116,617	4,180	115,523	31,449	267,769	31.1%

	Add: Sold Hotels (8)
	Sheraton Cerritos	4,846	876	—	528	—	1,404	29.0%
	Fairmont Newport Beach (11)	24,923	3,069	—	3,190	—	6,259	25.1%
	Marriott Park City	8,881	1,036	—	1,474	—	2,510	28.3%

	Actual Portfolio (9)	$899,746	$121,598	$4,180	$120,715	$31,449	$277,942	30.9%

*Footnotes on page 56

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 55

Supplemental Financial Information October 30, 2017

Property-Level Adjusted EBITDA Reconciliation
Q3 YTD 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the nine months ended September 30, 2017 include: a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.8) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $1.6 million in hurricane-related uninsured losses at the Houston Marriott, Houston North Hilton, Oceans Edge Hotel & Marina and Renaissance Orlando at SeaWorld®.

(3)

Hotel Adjusted EBITDA for the first nine months of 2017 is impacted by a total of $0.5 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.5 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million.

(4)

Non-Comparable Results include both the Company's and the prior owner's ownership results for the Oceans Edge Hotel & Marina, acquired in July. The newly-developed hotel opened in January 2017; therefore, there is no prior year information and the hotel is non-comparable. The Company obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

(5)	27 Hotel Pro Forma Portfolio includes all 27 hotels owned by the Company as of September 30, 2017, plus prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017.
(6)	26 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2017, except the Oceans Edge Hotel & Marina.
(7)	Recently Acquired Hotel includes the Company's ownership results generated by the Oceans Edge Hotel & Marina acquired in July 2017.
(8)

Sold Hotels for both the nine months ended September 30, 2017 and 2016 include the results generated by the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively. Sold Hotels for the nine months ended September 30, 2016 also include the results generated by the Sheraton Cerritos, sold in May 2016.

(9)

Actual Portfolio for the first nine months of 2017 includes all 27 hotels owned by the Company as of September 30, 2017. Actual Portfolio for the first nine months of 2016 includes all 28 hotels owned by the Company as of September 30, 2016.

(10)

Other Adjustments for the nine months ended September 30, 2016 include a total of $1.6 million in property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; Marriott Boston Long Wharf $45,000; Renaissance Washington DC $(10,000); and Wailea Beach Resort $0.1 million. In addition, Other Adjustments for the nine months ended September 30, 2016 include: $1.0 million in lease termination costs at the Wailea Beach Resort; a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $1.4 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(11)

Hotel EBITDA for the first nine months of 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.3 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 56